SCHWAB CAPITAL TRUST

Laudus Small-Cap MarketMasters Fund™

Supplement dated September 24, 2014, to the

Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2014, as supplemented March 14, 2014, May 8, 2014, and August 29, 2014

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective September 30, 2014, TAMRO Capital Partners LLC (“TAMRO”) will no longer serve as an investment manager for the Laudus Small-Cap MarketMasters Fund (the “Fund”). Therefore, all references to TAMRO in the Fund’s Prospectus and SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG82712-00 (09/14) ©2014 All Rights Reserved

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